Exhibit 4.2

[EXECUTION VERSION]

AMENDMENT NO. 1 dated as of July 24, 2015 (this “Amendment”), in respect of the Amended and Restated Credit Agreement and Syndicated Facility Agreement dated as of April 22, 2015 (the “Credit Agreement”), among Owens-Illinois Group, Inc. (the “Company”), Owens-Brockway Glass Container Inc. (“Owens-Brockway”), ACI Operations Pty. Ltd. (“ACI”), OI European Group B.V. (“OIEG”), OI Europe Sàrl (“OI Europe”), O‑I Canada Corp. (“O-I Canada”, and together with Owens-Brockway, ACI, OIEG and OI Europe, the “Borrowers”), Owens-Illinois General Inc. (the “Borrowers’ Agent”), each other loan party party thereto from time to time, Deutsche Bank AG New York Branch as administrative agent and collateral agent (the “Administrative Agent”) and each lender from time to time party thereto (the “Lenders”) (capitalized terms not otherwise defined in this Amendment have the same meanings assigned thereto in the Credit Agreement or, if not defined therein, the Credit Agreement as amended hereby).

The parties hereto desire to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.        Defined Terms; References.  Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.  Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after the First Amendment Effective Date (as defined below), refer to the Credit Agreement as amended hereby.  This Amendment is a Loan Document.

Section 2.        Amendment to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)The definition of Permitted European Senior Debt is deleted in its entirety and replaced with the following definition:

“‘Permitted European Senior Debt’ means (i) OI European Group B.V.’s 4 7/8% Senior Notes due 2021 (including guarantees thereof required by the indenture governing the same), (ii) OI European Group B.V.’s 6 3/4% Senior Notes due 2020 (including guarantees thereof required by the indenture governing the same) and (iii) additional Indebtedness (including guarantees thereof and Indebtedness and guarantees issued in exchange or in replacement thereof containing substantially identical terms); provided that any additional Indebtedness incurred pursuant to the preceding clause (iii) hereof shall have the following characteristics:  (u) the sole issuer or borrower shall be OIEG or another Restricted Foreign Subsidiary reasonably acceptable to the Administrative Agent, (v) any other obligors (whether guarantors or other credit support parties) shall include only Company, Owens Brockway and/or the Subsidiary Guarantors and no other Persons), (w) such Indebtedness (and any guaranties thereof) shall be unsecured or constitute Subordinated Indebtedness or both, (x) such Indebtedness shall not have any scheduled payment of principal, mandatory prepayment, mandatory redemption or sinking fund payment prior to April 22, 2021, except for provisions requiring any permitted obligor under clause (u) above (A) with respect to any such Indebtedness in the form of a bridge facility, to make such a payment, prepayment or redemption or (B) to repurchase all or a portion of Permitted European Senior Debt from the holders thereof (i) upon the occurrence of a ‘change of control’, or following an ‘asset sale’ or (ii) upon the occurrence of any special and/or mandatory redemption event (such terms in this clause (B) (or similar or equivalent terms) to be defined in the documentation governing such Permitted European Senior Debt) and (y) such Indebtedness is at then-prevailing market terms and conditions, in each case, determined by the Company in good faith”; and

(b)The definition of Permitted Unsecured Debt is deleted in its entirety and replaced with the following definition:

“‘Permitted Unsecured Debt’ means Indebtedness (including guarantees thereof and Permitted Refinancing Indebtedness) having the following characteristics:  (u) the obligors (whether borrowers, issuers, guarantors, pledgors or other support parties) shall include the Company, Owens-Brockway and one or more Subsidiary Guarantors (it being understood and agreed that the right of any such obligor to satisfy its obligations in respect of such Indebtedness with, or the rights of any holder thereof to convert or exchange such Indebtedness into, Holdings Common Stock, or any obligation of Holdings, as a party to the indenture governing such Indebtedness, to issue Holdings Common Stock in satisfaction of any such Indebtedness, shall not render Holdings an ‘obligor’ in respect of such Indebtedness for purposes of this clause (u)), (v) such Indebtedness shall be unsecured or constitute Subordinated Indebtedness or both, (w) such Indebtedness shall not have any scheduled payment of principal, mandatory prepayment, mandatory redemption or sinking fund payment prior to April 22, 2021, except for provisions requiring an obligor (A) with respect to any such Indebtedness in the form of a bridge facility, to make such a payment, prepayment or redemption or (B) to repurchase all or a portion of Permitted Unsecured Debt from the holders thereof (i) upon the occurrence of a ‘change of control’ or following an ‘asset sale’ or, (ii) in the case of any such Indebtedness that may, in whole or in part, be converted into, exchanged for, or which may, in whole or in part, be satisfied by delivery of Holdings Common Stock upon the occurrence of a conversion or exchange event relating to the price of Holdings Common Stock, the trading price of such Indebtedness, a ‘fundamental change’ or other specified corporate transaction or corporate event, or (iii) upon the occurrence of any special and/or mandatory redemption event (such terms in this clause (B) (or similar or equivalent terms) to be defined in the documentation governing such Permitted Unsecured Debt) and (x) such Indebtedness is at then-prevailing market terms and conditions, in each case, determined by the Company in good faith.  Permitted Unsecured Debt shall also mean and include the Existing Owens-Brockway Senior Unsecured Notes and related guaranties.”

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Section 3.        Ratification and Reaffirmation.  Each of the Borrowers, the Borrowers’ Agent and the Company hereby ratifies and reaffirms the Obligations, the Credit Agreement, each of the other Loan Documents to which it is a party and all of the covenants, duties, indebtedness and liabilities under the Credit Agreement and the other Loan Documents to which it is a party.

Section 4.        Representations of Borrowers’ Agent.  Each of the Borrowers, the Borrowers’ Agent and the Company hereby represents and warrants that, immediately prior to and immediately after giving effect to this Amendment:

(a)the execution, delivery and performance by it of this Amendment does not (i) violate any provision of law applicable to it, the Organic Documents of it, or any order, judgment or decree of any court or other agency of government binding on it, (ii) conflict with, result in a material breach of or constitute (with due notice or lapse of time or both) a material default under any Contractual Obligation of it, (iii) result in or require the creation or imposition of any Lien (other than Liens in favor of the Collateral Agent) upon any of the properties or assets of it or (iv) require any approval of stockholders or any approval or consent of any Person under any material Contractual Obligation of it, other than those approvals and consents which have been obtained; and

(b)it has all requisite organizational power and authority to enter into this Amendment and the execution, delivery and performance by it of this Amendment has been duly authorized by all necessary organizational action by it.  Each of the Borrowers, the Borrowers’ Agent and the Company has duly executed and delivered this Amendment, and this Amendment and each other Loan Document to which it is a party constitutes the legally valid and binding obligations of it, enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

(c)each of the representations and warranties set forth in the Credit Agreement and in the other Loan Documents is true and correct in all material respects on and as of the First Amendment Effective Date (both immediately before and after giving effect to this Amendment) (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date); and

(d)no Unmatured Event of Default and no Event of Default shall have occurred and be continuing.

Section 5.        Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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Section 6.        Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Amendment by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

Section 7.        Effectiveness.  This Amendment shall become effective on the date (the “First Amendment Effective Date”) when the Administrative Agent shall have received from the Borrowers, the Borrowers’ Agent, the Company, the Administrative Agent and the Requisite Lenders either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

OWENS-ILLINOIS GROUP, INC.

By:	/s/ James W. Baehren
Name: James W. Baehren
Title: Vice President

OWENS-BROCKWAY GLASS CONTAINER INC.

By:	/s/ James W. Baehren
Name: James W. Baehren
Title: Senior Vice President

ACI OPERATIONS PTY. LTD. CAN 004 230 326

By:	/s/ James W. Baehren
Name: James W. Baehren
Title: Authorized Signatory

O‑I CANADA CORP.

By:	/s/ James W. Baehren
Name: James W. Baehren
Title: Secretary

OI EUROPEAN GROUP B.V.

By:	/s/ James W. Baehren
Name: James W. Baehren
Title: Attorney-in-Fact

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

OI EUROPE SARL

By:	/s/ James W. Baehren
Name: James W. Baehren
Title: Attorney-in-Fact

OWENS-ILLINOIS GENERAL INC.,
as Borrowers’ Agent

By:	/s/ James W. Baehren
Name: James W. Baehren
Title: Vice President

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

The Administrative Agent
DEUTSCHE BANK AG NEW YORK BRANCH

/s/ Edwin E. Roland
By:
Name:	Edwin E. Roland
Title:	Managing Director

/s/ Ian Dorrington
By:
Name:	Ian Dorrington
Title:	Managing Director

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

The Northern Trust Company,
as a Lender

/s/ John Dilegge
By:	John Dilegge
Name:	John Dilegge
Title:	Vice President

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

City National Bank,
as a Lender

/s/ Jeanine A. Smith
By:
Name:	Jeanine A. Smith
Title:	Senior Vice President

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

AgChoice Farm Credit, FLCA,
as a Voting Participant

/s/ Joshua L. Larock
Name	Joshua L. Larock
Title:	Vice President

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

1st FARM CREDIT SERVICES, FLCA,
as a Voting Participant

/s/ Corey J. Waldinger
By:
Name:	Corey J. Waldinger
Title:	Vice President, Capital Markets Group

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

Fifth Third Bank,
as a Lender

/s/ Christopher C. Motley
By:
Name:	Christopher C. Motley
Title:	Senior Vice President

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

Fifth Third Bank, Operating through its Canadian Branch,
as a Lender

/s/ Ramin Ganjavi
By:
Name:	Ramin Ganjavi
Title:	Director

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

/s/ Edwin E. Roland
By:
Name:	Edwin E. Roland
Title:	Managing Director

/s/ Ian Dorrington
By:
Name:	Ian Dorrington
Title:	Managing Director

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

BADGERLAND FINANCIAL, FLCA,
as a Voting Participant

/s/ Anthony G. Endres
By:
Name:	Anthony G. Endres
Title:	AVP – Capital Markets

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

The Bank of East Asia, Limited, New York Branch,
as a Lender

/s/ James Hua
By:
Name:	James Hua
Title:	SVP

/s/ Kitty Sin
By:
Name:	Kitty Sin
Title:	SVP

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

BNP PARIBAS,
as a Lender

/s/ James Goodall
By:
Name:	James Goodall
Title:	Managing Director

/s/ Brendan Heneghan
By:
Name:	Brendan Heneghan
Title:	Director

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

Northwest Farm Credit Services, FLCA,
as a Voting Participant

/s/ Jeremy A. Roewe
By:
Name:	Jeremy A. Roewe
Title:	Vice President

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

AZB Funding 2,
as a Lender

/s/ Hiroshi Matsumoto
By:
Name:	Hiroshi Matsumoto
Title:	Deputy General Manager

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

TD BANK, N.A.
as a Lender

/s/ Michele Dragonetti
By:
Name:	Michele Dragonetti
Title:	Senior Vice President

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

FARM CREDIT BANK OF TEXAS,
as a Voting Participant

/s/ Chris M. Levine
By:
Name:	Chris M. Levine
Title:	Vice President

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

Farm Credit of New Mexico, FLCA, a wholly owned subsidiary of Farm Credit of New Mexico, ACA,

as a Voting Participant

/s/ Clarissa Shiver
By:
Name:	Clarissa Shiver
Title:	Vice President

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

HSBC Bank USA, Nation Association,
as a Lender

/s/ Richard Dalton
By:
Name:	Richard Dalton
Title:	Director

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

THE BANK OF NOVA SCOTIA,
as a Lender

/s/ Rafael Tobon
By:
Name:	Rafael Tobon
Title:	Director

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

DZ BANK AG
Deutsche Zentral-Genossenschaftsbank
Frankfurt am Main

New York Brank

As a Lender

/s/ Paul Fitzpatrick
By:
Name:	Paul Fitzpatrick
Title:	Senior Vice President

/s/ Oliver Hildenbrand
By:
Name:	Oliver Hildenbrand
Title:	Director
Head of International Corporates and
German Desk

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

GreenStone Farm Credit Services ACA/FLCA,
as a Voting Participant

By:	/s/ Jeff Pavlik

Name:	Jeff Pavlik

Title:	Vice President – Capital Markets

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

INTESA SANPAOLO S.P.A, NEW YORK BRANCH,
as a Lender

/s/ Manuela Insana
By:
Name:	Manuela Insana
Title:	VP & Relationship Manager

/s/ Francesco Di Mario
By:
Name:	Francesco Di Mario
Title:	FVP & Head of Credit

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

United FCS, FLCA, d/b/a FCS Commercial Finance Group,
as a Voting Participant

By:	/s/ Lisa Caswell
Name:	Lisa Caswell
Title:	Vice President

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Olivier Lopez
Name:	Olivier Lopez
Title:	Vice President

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

AGFIRST FARM CREDIT BANK,
as a Voting Participant

/s/ Steven J. O’Shea
By:
Name:	Steven J. O’Shea
Title:	Vice President

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

FARM CREDIT WEST, FLCA,
as a Voting Participant

/s/ Ben Madonna
By:	Farm Credit West, FLCA
Name:	Ben Madonna
Title:	Vice President

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

[NAME OF VOTING PARTICIPANT],
as a Voting Participant

/s/ Bob Atwood
By:	AgStar Financial Services, FLCA
Name:	Bob Atwood
Title:	Agency Desk Manger

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

Wells Fargo Bank, NA
as a Lender

/s/ John Brady
By:
Name:	John Brady
Title:	Managing Director

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATE,
as a Lender

By:	/s/ Jeffrey S. Johnson
Name:	Jeffrey S. Johnson
Title:	Senior Vice President

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

Mercantil Commercebank N.A.,
as a Lender

/s/ John Viault
Name:	John Viault
Title:	Vice President

/s/ Carlos Iafigliola
Name:	Carlos Iafigliola
Title:	Senior Vice President

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

BARCLAYS BANK PLC,
as a Lender

/s/ Christopher R. Lee
Name:	Christopher R. Lee
Title:	Vice President

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

AMERICAN AGCREDIT, PCA,
as a Voting Participant

/s/ Michael J. Balok
By:
Name:	Michael J. Balok
Title:	Vice President

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

Credit Industriel et Commercial, New York Branch,
as a Lender

/s/ Garry Weiss
By:
Name:	Garry Weiss
Title:	Managing Director

/s/ Clifford Abramsky
By:
Name:	Clifford Abramsky
Title:	Managing Director

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

FIRSTMERIT BANK, N.A.,
as a Lender

By:	/s/ Evan Bing
Name:	Evan Bing
Title:	Vice President

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

Westpac Banking Corporation,
as a Lender

/s/ Su‑Lin Watson
Name:	Su‑Lin Watson
Title:	Director

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

BANCO DE SABADELL S.A. - MIAMI BRANCH,
as a Lender

By:	/s/ Julián Fernández

Name:	Julián Fernández
Title:	EVP – CAO & Head of Private Banking

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

GOLDMAN SACHS BANK USA,
as a Lender

/s/ Jamie Minieri
By:
Name:	Jamie Minieri
Title:	Authorized Signatory

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

GOLDMAN SACHS LENDING PARTNERS LLC,
as a Lender

/s/ Jamie Minieri
By:
Name:	Jamie Minieri
Title:	Authorized Signatory

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

Crédit Agricole Corporate & Investment Bank,
as a Lender

/s/ Juliette Cohen
By:
Name:	Juliette Cohen
Title:	Managing Director

/s/ Kaye Ea
By:
Name:	Kaye Ea
Title:	Managing Director

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

COBANK, ACB,
as a Lender

/s/ Kyle Weaver
By:
Name:	Kyle Weaver
Title:	Vice President

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
as a Lender

By:	/s/ Thomas Danielson
Name:	Thomas Danielson
Title:	Authorized Signatory

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

UniCredit Bank AG, New York Branch,
as a Lender

/s/ Filippo Pappalardo
By:
Name:	Filippo Pappalardo
Title:	Managing Director

/s/ Mario Fogliati
By:
Name:	Mario Fogliati
Title:	Associate

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.,
“RABOBANK NEDERLAND”, NEW BRANCH
as a Lender

/s/ Erin Thomas-Walker
By:
Name:	Erin Thomas-Walker
Title:	Vice President

/s/ Jeff Bliss
By:
Name:	Jeff Bliss
Title:	Executive Director

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]

Bank of America, N.A.,
as a Lender

/s/ Michael Delaney
By:
Name:	Michael Delaney
Title:	Director

[SIGNATURE PAGE TO OWENS-ILLINOIS FIRST AMENDMENT AND AMENDED AND RESTATED CREDIT AGREEMENT]